UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

ORION ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	01-33887	39-1847269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive, Manitowoc, Wisconsin	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 892-9340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 7, 2025, Orion Energy Systems, Inc. (the “Company”) held its 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”). As of the June 20, 2025 record date for the determination of the shareholders entitled to notice of, and to vote at, the 2025 Annual Meeting, 33,688,163 shares of common stock of the Company were outstanding and entitled to vote, each entitled to one vote per share. Approximately 74% of all votes were represented at the 2025 Annual Meeting in person or by proxy. At the 2025 Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal One-Election of Directors: To elect two Class III directors, Anthony L. Otten and Sally A. Washlow, to serve until the Company’s 2028 Annual Meeting of Shareholders, in each case, until their successors have been duly elected and qualified. In accordance with the voting results listed below, each of the nominees were elected as directors by over 90% of the votes cast.

Name	For	Withheld	Broker Non-Votes
Anthony L. Otten	14,394,500	1,439,789	9,092,001
Sally A. Washlow	14,447,920	1,386,369	9,092,001

Proposal Two-Say-On-Pay: To conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Definitive Proxy Statement. In accordance with the voting results listed below, the Company’s executive compensation as disclosed in the Definitive Proxy Statement has been approved by 92.28% of the votes cast.

For	Against	Abstain	Broker Non-Votes
14,410,104	1,204,599	219,586	9,092,001

Proposal Three-Ratification of Independent Public Accountant: To ratify BDO USA, P.C. to serve as the Company’s independent registered public accounting firm for its 2026 fiscal year. In accordance with the voting results listed below, BDO USA, P.C. was ratified by over 98% of the votes cast and BDO USA, P.C. will serve as the independent registered certified public accountants for the Company’s fiscal 2026.

For	Against	Abstain	Broker Non-Votes
24,610,500	278,121	37,669	0

Proposal Four-Reverse Stock Split Proposal: To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to effect a reverse stock split with respect to the Company’s issued and outstanding common stock, at a ratio ranging from any whole number between 1-for-2 and 1-for-100, with the final ratio and exact timing to be determined by the board of directors in its discretion, subject to the authority of the board of directors to abandon such amendment. In accordance with the voting results listed below, the reverse stock split has been approved by 91.42% of the votes cast

For	Against	Abstain	Broker Non-Votes
22,611,872	2,120,679	193,739	0

Proposal Five-Stock Option Grant Proposal: To approve the grant of a special stock option to purchase up to 500,000 shares of the Company’s common stock to its new chief executive officer . In accordance with the voting results listed below, the grant of a special stock option has been approved by 91.86% of the votes cast

For	Against	Abstain	Broker Non-Votes
14,334,695	1,269,610	229,984	9,092,001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date: August 8, 2025	By:	/s/ J. Per Brodin
J. Per Brodin
Chief Financial Officer